UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrants’ Certifying Accountant.

(b) On February 4, 2010, each of Stanadyne Holdings, Inc. (“Holdings”) and Stanadyne Corporation (“Stanadyne”), with the approval of the Board of Directors of each of Holdings and Stanadyne, engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the new independent registered public accounting firm of each of Holdings and Stanadyne.

During the two most recent fiscal years of each of Holdings and Stanadyne, and in the subsequent period through the engagement of PwC by both Holdings and Stanadyne on February 4, 2010, neither Holdings nor Stanadyne nor anyone acting on behalf of Holdings or Stanadyne consulted PwC regarding any of the matters or events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: February 10, 2010	By:	S/S STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: February 10, 2010	By:	S/S STEPHEN S. LANGIN
Stephen S. Langin
Vice President and Chief Financial Officer